====================================================================================================================================


                                                            UNITED STATES
                                                 SECURITIES AND EXCHANGE COMMISSION
                                                       WASHINGTON, D.C. 20549

                                                             FORM 8-K/A
                                                           AMENDMENT NO. 1

                                                           CURRENT REPORT


                               PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 24, 2003 (OCTOBER 15, 2003)





                                            COMMISSION FILE NUMBER: 333-91532 (1933 ACT)

                                                   BEHRINGER HARVARD REIT I, INC.
                                       (Exact Name of Registrant as Specified in Its Charter)


                 MARYLAND                                                                                     68-0509956
      (State or other jurisdiction of                                                                      (I.R.S. Employer
      incorporation or organization)                                                                      Identification No.)


                                     1323 NORTH STEMMONS FREEWAY, SUITE 210, DALLAS, TEXAS 75207
                                              (Address of principal executive offices)
                                                             (Zip Code)


                                 REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (866) 655-1605


====================================================================================================================================


     Pursuant to the requirements of the Securities and Exchange Act of 1934, Behringer Harvard REIT I, Inc., (the "Company"),
hereby amends its Current Report on Form 8-K dated October 15, 2003 to provide the required financial statements relating to the acquisition by the Company of its 14.4676% undivided tenant in common interest in Minnesota Center, located in Bloomington,
Minnesota, as described in such Current Report.

     After reasonable inquiry, the Company is not aware of any material factors relating to Minnesota Center that would cause the reported financial information relating to Minnesota Center not to be necessarily indicative of future operating results.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS
                                                                                                                                Page

     (a)  Financial Statements of businesses acquired.

          Report of Independent Auditors..........................................................................................3

          Statements of Revenues and Certain Expenses for the year ended
          December 31, 2002 and the nine month period ended September 30, 2003....................................................4

          Notes to the Statements of Revenues and Certain Expenses................................................................5


     (b)  Pro forma financial information.

          Unaudited Pro Forma Condensed Consolidated Financial Information........................................................7

          Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2003.......................................8

          Unaudited Pro Forma Condensed Consolidated Statement of Operations for the
          nine month period ended September 30, 2003..............................................................................9

          Unaudited Pro Forma Condensed Consolidated Statement of Operations for the
          year ended December 31, 2002...........................................................................................10

          Unaudited Notes to Pro Forma Financial Statements......................................................................11

     (c)  Exhibits

          None

                         REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Directors of Behringer Harvard REIT I, Inc.:

In our opinion, the Statement of Revenues and Certain Expenses presents fairly, in all material respects, the revenues and certain expenses of Minnesota Center (the "Property") for the year ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Property's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenues and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenues and Certain Expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the Statement of Revenues and Certain Expenses. We believe that our audit of the Statement of Revenues and Certain Expenses provides a reasonable basis for our opinion.

The accompanying Statement of Revenues and Certain Expenses was prepared for purposes of complying with certain rules and regulations of the Securities and Exchange Commission as described in Note 1 to the Statement of Revenues and Certain Expenses, and is not intended to be a complete presentation of the revenues and expenses of the Property.


PricewaterhouseCoopers LLP

Chicago, Illinois
December 08, 2003


                                               MINNESOTA CENTER
                        STATEMENTS OF REVENUES AND CERTAIN EXPENSES FOR THE YEAR ENDED
                     DECEMBER 31, 2002 AND THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2003
------------------------------------------------------------------------------------------------------------

                                                                                      NINE MONTHS ENDED
                                                             YEAR ENDED               SEPTEMBER 30, 2003
                                                           DECEMBER 31, 2002             (UNAUDITED)
                                                      -------------------------    -------------------------
Revenues:
     Rental income                                     $             4,215,286      $             3,090,083
     Expense recovery                                                2,652,334                    1,938,353
     Other income                                                       60,417                       43,912
                                                      -------------------------    -------------------------

        Total Revenues                                               6,928,037                    5,072,348
                                                      -------------------------    -------------------------

Expenses
     Cleaning                                                          407,288                      326,284
     Utilities                                                         332,414                      276,569
     Other operating expenses                                          780,821                      450,146
     Administrative                                                    339,546                      272,649
     Property taxes                                                  1,361,760                      908,103
                                                      -------------------------    -------------------------

        Total Expenses                                               3,221,829                    2,233,751
                                                      -------------------------    -------------------------

Revenues in Excess of Certain Expenses                 $             3,706,208      $             2,838,597
                                                      -------------------------    -------------------------


                       The accompanying notes are an integral part of these statements

                                MINNESOTA CENTER
   NOTES TO THE STATEMENTS OF REVENUES AND CERTAIN EXPENSES FOR THE YEAR ENDED
      DECEMBER 31, 2002 AND THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

1.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION

     The Statements of Revenues and Certain Expenses present the operations of Minnesota Center (the "Property") for the year ended December 31, 2002 and the nine month period ended September 30, 2003. On October 15, 2003, Behringer Harvard REIT I, Inc. (the "Company") acquired an undivided 14.4676% tenant in common interest in the Property, a 14-story office building containing approximately 276,425 rentable square feet (unaudited) and located on approximately four acres (unaudited) of land in Bloomington, Minnesota. The remaining tenant in common interests in the Property were acquired by various investors who purchased their interests in a private offering sponsored by the Company's affiliate, Behringer Harvard Holdings, LLC. The contract purchase price of Minnesota Center, to Behringer Harvard Holdings, LLC as a sponsor-affiliate, exclusive of closing costs and initial escrows was $40,760,000.

     The accompanying statements have been prepared on the accrual basis of accounting. The statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a current report on Form 8-K of the Company. The statements are not intended to be a complete presentation of the revenues and expenses of the Property for the nine-month period ended September 30, 2003 and for the year ended December 31, 2002 as certain expenses, primarily depreciation and amortization expense, interest expense, and other costs not directly related to the future operations of the Property have been excluded.

     REVENUE RECOGNITION

     Tenant leases are accounted for as operating leases. Rental revenue includes minimum rents and recoveries of certain operating expenses and property taxes. Minimum rental revenue is reported on a straight-line basis over the term of the respective leases. Additional rents from recoveries of certain operating expenses and property taxes are recognized as revenues in the period the applicable costs are incurred.

     OTHER OPERATING EXPENSES

     Other operating expenses represent the direct expenses of operating the Property and include maintenance, repairs and insurance costs that are expected to continue in the ongoing operation of the Property. A provision for doubtful accounts representing that portion of accounts receivable which is estimated to be uncollectible has been included in property operating expenses. Expenditures for maintenance and repairs are charged to operations as incurred.

     ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results may differ from those estimates used in the preparation of the financial statements.

2.   LEASES

     TENANT LEASES

     The minimum future rentals based on noncancelable operating leases held as of December 31, 2002 are as follows:


2003                                            $  3,787,776
2004                                               3,700,620
2005                                               3,397,259
2006                                               2,771,660
2007                                               2,492,522
Thereafter                                         2,289,654
                                               -------------

     Total                                      $ 18,439,491
                                               =============

     Three tenants, Computer Associates, CB Richard Ellis, and Regus Business Centers, accounted for approximately 20.5%, 16.4%, and 10.1%, respectively, of the base rental revenue for the year ended December 31, 2002.

3. STATEMENT OF REVENUES AND CERTAIN EXPENSES FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2003

     The statement for the nine-month period ended September 30, 2003 is unaudited. In the opinion of management, all significant adjustments necessary for a fair presentation of the statement for the interim period have been included. The results of operations for the interim period is not necessarily indicative of the results to be expected for the full year for the operation of the Property.

                         BEHRINGER HARVARD REIT I, INC.
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

     The Company commenced its initial public offering (the "Offering") of shares of common stock on February 19, 2003. Until subscriptions aggregating at least $2,500,000 were received and accepted, all subscription proceeds were placed in escrow pursuant to the terms of an escrow agreement with Wells Fargo Bank Iowa, N.A. The conditions of the escrow agreement were satisfied on October 1, 2003 and the Company issued 264,254 shares of its common stock to stockholders with gross proceeds of $2,642,539 distributed to the Company.

     On October 15, 2003, the Company acquired an undivided 14.4676% tenant in common interest in Minnesota Center, a 14-story office building containing approximately 276,425 rentable square feet and located on approximately four acres of land in Bloomington, Minnesota. The Company's purchase price of its 14.4676% tenant in common interest in Minnesota Center was $6,087,954 including preliminary closing costs of approximately $252,597. The Company used borrowings of $4,340,280 under a Loan Agreement (the "Loan Agreement") with Greenwich Capital Financial Products, Inc. (the "Lender") to pay a portion of such purchase price and paid the remaining purchase price from proceeds of the sale of the Company's common stock in the Offering. The Company's tenant in common interest is held by Behringer Harvard Minnesota Center TIC II, LLC, a new special single purpose Delaware limited liability company wholly owned by the Company's operating partnership, Behringer Harvard OP I. The remaining tenant in common interests in Minnesota Center were acquired by various investors who purchased their interests in a private offering sponsored by the Company's affiliate, Behringer Harvard Holdings, LLC.

     The Company has reflected its undivided 14.4676% tenant in common interest in Minnesota Center as an investment in tenant in common interest on the accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 2003. Additionally, the Company has reflected its 14.4676% ownership interest in the operations of Minnesota Center, which excludes interest expense and amortization of financing costs associated with the Company's debt, asset management fees, and property management fees, as equity in earnings of tenant in common interest in the accompanying unaudited pro forma condensed consolidated statements of operations.

     In the opinion of management of the Company, all material adjustments necessary to reflect the effects of the above transactions have been made.

                         BEHRINGER HARVARD REIT I, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2003

     The following unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if the Company had acquired its undivided 14.4676% tenant in common interest in Minnesota Center, satisfied the $2,500,000 minimum offering requirement and issued common stock on September 30, 2003. This Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with the Pro Forma Condensed Consolidated Statements of Operations of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-Q for the nine months ended September 30, 2003. The Pro Forma Condensed Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company completed the above transactions on September 30, 2003, nor does it purport to represent the future financial position of the Company.


                                                          HISTORICAL
                                                          AMOUNTS AS             PRO FORMA
                                                           REPORTED              ADJUSTMENTS              PRO FORMA
                                                             (a)                                            TOTAL
                                                      -------------------    -------------------    ---------------------
ASSETS
      Cash and cash equivalents                        $         186,257      $   2,325,435  (b)     $           348,486
                                                                                 (2,070,943) (c)
                                                                                    (92,263) (d)
      Restricted cash                                          2,696,081         (2,642,539) (b)                  53,542
      Prepaid/other assets                                         6,225                  -                        6,225
      Deferred financing fees                                          -             92,263  (d)                  92,263
      Investment in tenant in common interest                          -          6,400,015  (c)               6,400,015
                                                      -------------------    -------------------    ---------------------

TOTAL ASSETS                                           $       2,888,563      $   4,011,968          $         6,900,531
                                                      ===================    ===================    =====================

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
      Due to affiliates                                $          35,347      $           -          $            35,347
      Accrued liabilities                                         54,659                  -                       54,659
      Loan payable                                                     -          4,340,280  (c)               4,340,280
      Subscriptions for common stock                           2,696,081         (2,642,539) (b)                  53,542
                                                      -------------------    -------------------    ---------------------
TOTAL LIABILITIES                                              2,786,087          1,697,741                    4,483,828

STOCKHOLDERS' EQUITY
      Preferred stock, $.0001 par value per share;
      50,000,000 shares authorized,
      none outstanding                                                 -                  -                            -
      Common stock, $.0001 par value per share;
      350,000,000 shares authorized, 20,000
      and 284,254 shares issued and outstanding,
      respectively                                                     2                 26  (b)                      28
      Additional paid-in capital                                 199,998          2,331,150  (b)                2,531,148
      Accumulated deficit                                        (97,524)           (16,949) (e)                (114,473)
                                                      -------------------    -------------------    ---------------------
TOTAL STOCKHOLDERS' EQUITY                                       102,476          2,314,227                    2,416,703
                                                      -------------------    -------------------    ---------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY             $       2,888,563      $   4,011,968          $         6,900,531
                                                      ===================    ===================    =====================

                         BEHRINGER HARVARD REIT I, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
               FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2003

     The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented as if the Company had acquired its undivided 14.4676% tenant in common interest in Minnesota Center, satisfied the $2,500,000 minimum offering requirement and issued common stock on January 1, 2002, and the Company qualified as a REIT, distributed 90% of its taxable income and, therefore, incurred no income tax expense during the period. This Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with the Pro Forma Condensed Consolidated Balance Sheet of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-Q for the nine months ended September 30, 2003. The Pro Forma Condensed Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Company completed the above transactions on January 1, 2002, nor does it purport to represent the future operations of the Company.


                                                   HISTORICAL
                                                   AMOUNTS AS             PRO FORMA
                                                    REPORTED              ADJUSTMENTS                   PRO FORMA
                                                       (a)                                                TOTAL
                                             ------------------------    ---------------         ------------------------
Revenue                                       $                    -      $           -           $                    -

Expenses
              Asset management fee                                 -             10,851 (d)                       10,851
              Property management fee                              -             17,882 (e)                       17,882
              Interest                                             -            211,777 (c)                      211,777
              General and administrative                      94,824                  -                           94,824
                                             ------------------------    ---------------         ------------------------
Total expenses                                                94,824            240,510                          335,334
                                             ------------------------    ---------------         ------------------------

Other income

              Interest income                                      5                  -                                5
              Equity in earnings of tenant
                 in common interest                                -             77,827 (b)                       77,827
                                             ------------------------    ---------------         ------------------------
Total other income                                                 5             77,827                           77,832
                                             ------------------------    ---------------         ------------------------
Net loss                                      $              (94,819)     $    (162,683)          $             (257,502)
                                             ========================    ===============         ========================

Basic and diluted weighted
   average shares outstanding                                 20,000            245,817 (f)                      265,817

Basic and diluted loss per share              $                (4.74)                             $                (0.97)

                         BEHRINGER HARVARD REIT I, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

     The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented as if the Company had acquired its undivided 14.4676% tenant in common interest in Minnesota Center, satisfied the $2,500,000 minimum offering requirement and issued common stock on January 1, 2002, and the Company qualified as a REIT, distributed 90% of its taxable income and, therefore, incurred no income tax expense during the period. This Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with the Pro Forma Condensed Consolidated Balance Sheet of the Company and the historical financial statements and notes thereto of the Company as filed on Form S-11 for the year ended December 31, 2002. The Pro Forma Condensed Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Company completed the above transactions on January 1, 2002, nor does it purport to represent the future operations of the Company.


                                                   HISTORICAL
                                                   AMOUNTS AS             PRO FORMA
                                                    REPORTED              ADJUSTMENTS                   PRO FORMA
                                                       (g)                                                TOTAL
                                             ------------------------    ---------------         ------------------------
Revenue                                       $                    -      $           -           $                    -

Expenses
              Asset management fee                                 -             14,468 (d)                       14,468
              Property management fee                              -             24,394 (e)                       24,394
              Interest                                             -            283,014 (c)                      283,014
              General and administrative                       3,805                  -                            3,805
                                             ------------------------    ---------------         ------------------------
Total expenses                                                 3,805            321,876                          325,681
                                             ------------------------    ---------------         ------------------------

Other income
              Interest income                                  1,100                  -                            1,100
              Equity in earnings of tenant
                 in common interest                                -             93,448 (b)                       93,448
                                             ------------------------    ---------------         ------------------------
Total other income                                             1,100             93,448                           94,548
                                             ------------------------    ---------------         ------------------------
Net loss                                      $               (2,705)     $    (228,428)          $             (231,133)
                                             ========================    ===============         ========================

Basic and diluted weighted
   average shares outstanding                                 20,000            245,817 (f)                      265,817

Basic and diluted loss per share              $                (0.14)                             $              (0.87)

                         BEHRINGER HARVARD REIT I, INC.
    UNAUDITED NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Condensed Consolidated Balance Sheet
--------------------------------------------------------

a. Reflects the Company's historical unaudited balance sheet as of September 30, 2003.

b. Reflects the satisfaction of the minimum offering requirement as of October 1, 2003 and the issuance of 264,254 shares of $0.0001 par value common stock for net proceeds of $2,325,435. The difference between the $2,642,539 of restricted cash which was reclassified to unrestricted cash and the amount of net offering proceeds of $2,325,435 represents broker's commissions, dealer management fees and the reimbursement of certain costs previously paid by Behringer Harvard Holdings, an affiliate. Of the $317,104 of such costs, $311,363 was recorded as an offset to additional paid in capital and $5,741 was recorded as expense.

c. Reflects the acquisition of the Company's undivided 14.4676% tenant in common interest in Minnesota Center for $6,087,954, the funding of required escrows of $312,061 as required by the lender and the payment of certain organization costs in the amount of $11,208 as discussed below in (e). Such amounts were funded with $2,070,943 of the cash from the Company's offering discussed in (b) above and $4,340,280 of long-term debt. The Company allocated its purchase price to the following tangible and intangible assets and estimated the following remaining useful lives as follows:

    -------------------------------- ---------------- --------------------------
               DESCRIPTION              ALLOCATION      ESTIMATED USEFUL LIFE
    -------------------------------- ---------------- --------------------------
    Land                                    $508,648              ---
    -------------------------------- ---------------- --------------------------
    Building                               4,558,775           25 years
    -------------------------------- ---------------- --------------------------
    Above/below market leases, net           287,465           3.5 years
    -------------------------------- ---------------- --------------------------
    Tenant improvements & leasing            395,463           3.5 years
    commissions
    -------------------------------- ---------------- --------------------------
    In-place leases                          263,138           3.5 years
    -------------------------------- ---------------- --------------------------
    Tenant relationships                     124,860           8.6 years
    -------------------------------- ---------------- --------------------------
    Other, net                              (50,395)              ---
                                            --------
    -------------------------------- ---------------- --------------------------

    -------------------------------- ---------------- --------------------------
    TOTAL                                 $6,087,954              ---
                                          ==========
    -------------------------------- ---------------- --------------------------

     The Company allocated the purchase price to the above tangible and identified intangible assets based on their fair values in accordance with Statement of Financial Accounting Standards No. 141, "Business Combinations" as follows:

     Above-market and below-market in-place lease values were based on the present value (using an interest rate which reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) management's estimate of fair market lease rates for the corresponding in-place leases, measured over a period equal to the remaining non-cancellable term of the respective leases. This analysis was performed on a lease by lease basis.

     The aggregate value of in-place leases acquired and tenant relationships is determined by applying a fair value model. Our estimates of fair value of in-place leases includes an estimate of carrying costs during the expected lease-up periods for the respective spaces considering current market conditions, and the costs to execute similar leases. In estimating the carrying costs, that would have otherwise been incurred had the leases not been in place, we include such items as real estate taxes, insurance and other operating expenses as well as lost rental revenue during the expected lease-up period based on current market conditions. Costs to execute similar leases include leasing commissions, legal and other related costs. Our estimates of fair value of tenant relationships also include an estimate of the likelihood of renewal as determined by management on a tenant-by-tenant basis. The value of in-place leases is amortized to expense over the remaining non-cancellable term of the respective leases. The value of tenant relationships is amortized over the remaining term of the lease plus assumed renewals.

     Amounts allocated to land are derived primarily from appraisals. Amounts allocated to buildings and improvements are calculated and recorded as if the building was vacant upon purchase as the value associated with any identified intangibles are allocated to such as discussed above.

d. Reflects financing costs incurred in connection with obtaining the long-term debt.

e. Represents the expense of certain costs as discussed in (b) above and the expense of organization costs associated with the formation of Minnesota Center TIC II, LLC as discussed in (c) above.

Unaudited Pro Forma Condensed Consolidated Statements of Operations
-------------------------------------------------------------------

a. Reflects the historical operations of the Company for the nine months ended September 30, 2003.

b. Reflects the Company's 14.4676% undivided interest in the operations of Minnesota Center. Amounts were determined as follows:


     ------------------------------------- ------------------ ------------------
                                               Nine Months
                                                  Ended          Year Ended
                                           September 30, 2003 December 31, 2002
     ------------------------------------- ------------------ ------------------
     Revenues in excess of certain
     expenses                                  $2,838,597         $3,706,208
     ------------------------------------- ------------------ ------------------
     Less:
     ------------------------------------- ------------------ ------------------
        Depreciation and amortization           2,300,657 (1)      3,060,294 (1)
                                                ---------          --------
     ------------------------------------- ------------------ ------------------
        Earnings from tenant in common
        interest                                 $537,940           $645,914
                                                 ========           ========
     ------------------------------------- ------------------ ------------------
     Company's tenant in common interest          14.4676%           14.4676%
     ------------------------------------- ------------------ ------------------
     Equity in earnings of tenant in
     common interest                              $77,827            $93,448
                                                  =======            =======
     ------------------------------------- ------------------ ------------------

     (1) Reflects depreciation and amortization of the Company's 14.4676% undivided interest in the depreciable or amortizable assets and liabilities of Minnesota Center using the straight-line method over their estimated useful lives. See note (c) to the Unaudited Pro Forma Condensed Consolidated Balance Sheet.

c. Represents interest expense associated with the $4,340,280 of long-term debt obtained in connection with the purchase of Minnesota Center and the amortization of the deferred financing costs. The long-term debt bears interest at a fixed rate of 6.181% per annum, requires the monthly payment of principal and interest and matures in 2010. The deferred financing costs are amortized using the straight-line method over the term of the related debt.

d. Reflects the Company's 14.4676% interest in the asset management fees associated with Minnesota Center. The asset is managed by Behringer Harvard TIC Management Services LP, an affiliate of the Company, for an annual asset management fee of $100,000.

e. Reflects the Company's 14.4676% interest in the property management fees associated with Minnesota Center. The property is managed by Behringer Harvard TIC Management Services LP, an affiliate of the Company, for a fee of 4% of annual gross revenues, as defined in the property management agreement.

f.   Amounts calculated as follows:
          - Issuance of shares upon satisfaction of the minimum
            offering requirement                                        264,254
     Less:
          - Shares not utilized in the acquisition of
            Minnesota Center                                            (18,437)
                                                                      ----------
                                                                        245,817
                                                                      ==========

g. Reflects the historical operations of the Company for the year ended December 31, 2002.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    BEHRINGER HARVARD REIT I, INC.




Dated:  December 24, 2003           By: /s/ Gary S. Bresky
                                        ----------------------------------------
                                        Gary S. Bresky
                                        Chief Financial Officer and Treasurer